Summary Prospectus and Prospectus Supplement
Core Plus Fund
Diversified Bond Fund
High-Yield Fund
Multisector Income Fund
Short Duration Fund
Short Duration Strategic Income Fund
Summary Prospectuses and Prospectuses dated August 1, 2023

American Century® Diversified Corporate Bond ETF
American Century® Multisector Income ETF
American Century® Short Duration Strategic Income ETF
Summary Prospectuses and Prospectuses dated January 1, 2024

Supplement dated May 17, 2024

Jeffrey L. Houston, CFA, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the funds effective June 30, 2024.

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